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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 6, 1997


                                   INSCI CORP.
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            (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


      1-12966                                          06-1302773
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  Commission File No.                         I.R.S. Employer Identification


Two Westborough Business Park,
Westborough, MA                                         01581
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Address of principal                                  Zip Code
executive offices


(508) 870-4000
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Registrant's telephone number,
including area code

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ITEM 5.   OTHER EVENTS.

        On October 6, 1997, the Registrant's (the "Company") Form S-1 Registration Statement was declared effective by the Securities and Exchange Commission (the "Commission"). The Company registered a total of 16,769,991 shares of Common Stock, $.01 par value. The Registration Statement consisted of 4,000,000 shares of Common Stock. $.01 par value, registered by the Company for acquisitions, and the balance of 12,769,991 shares of Common Stock consisting of 2,860,565 shares for selling stockholders and 9,909,426 shares of Common Stock underlying Options, Warrants and Convertible Securities for selling shareholders.

     The Company has not received any proceeds from the Registration and will not receive any proceeds unless selling shareholders elect to exercise Options and/or Warrants. The Company incorporates by reference all of the information and exhibits contained in its Registration Statement on Form S-1 as filed with the Commission.

     The Company issued a press report with respect to the number of shares registered and the effective date of the Registration Statement.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
          October 23, 1997

                                               INSCI CORP.
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                                               (Registrant)

                                           /s/ ROGER C. KUHN
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                                               ROGER C. KUHN
                                               Chief Financial Officer